Summary Prospectus January 4, 2016
Schwab Fundamental U.S. Broad Market Index  ETF

Ticker Symbol:	FNDB
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.csimfunds.com/SchwabETFs_Prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.
The fund’s prospectus, dated June 26, 2015, and SAI, dated June 26, 2015, as supplemented January 4, 2016, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.
Investment objective
The fund’s goal is to track as closely as possible, before fees and expenses, the total return of the Russell Fundamental U.S. Index.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund. The table does not reflect brokerage commissions you may incur when buying or selling fund shares.
Shareholder fees (fees paid directly from your investment)
None
Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.32
Other expenses	None
Total annual fund operating expenses	0.32
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This example does not reflect any brokerage commissions you may incur when buying or selling fund shares. Your actual costs may be higher or lower.
Expenses on a $10,000 investment
1 year	3 years	5 years	10 years
$33	$103	$180	$406
Portfolio turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal investment strategies
To pursue its goal, the fund generally invests in stocks that are included in the Russell Fundamental U.S. Index1 (the Index). The Index selects, ranks, and weights securities by fundamental measures of company size — adjusted sales, retained operating cash flow, and dividends plus buybacks — rather than market capitalization. The Index measures the performance of the constituent companies by fundamental overall company scores (scores), which are created using as the universe the companies included in the Russell 3000® Index (the Russell Index). Securities are grouped in order of decreasing score and each company receives a weight based on its percentage of the total scores of the companies within the Russell Index. The weights of the companies included in the Index are determined annually and are implemented using a partial quarterly reconstitution methodology in which the Index is split into four equal segments and each segment is rebalanced on a rolling quarterly basis. The Index is compiled and calculated by Frank Russell Company in conjunction with Research Affiliates LLC, and the method of calculating the components of the Index is subject to change.
It is the fund’s policy that, under normal circumstances, it will invest at least 90% of its net assets in stocks included in the Index. The fund will notify its shareholders at least 60 days before changing this policy. The fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.
1
Index ownership — “Russell Fundamental U.S. Index” is a joint trademark of Frank Russell Company (Russell) and Research Affiliates LLC (RA) and is used by the fund under license. “Research Affiliates” and “Fundamental Index” are trademarks of RA. Subject to RA’s intellectual property rights in certain content, Russell is the owner of all copyrights related to the Russell Fundamental Index Series. Russell is the owner of the trademarks and copyrights related to the Russell Indexes. Schwab Fundamental U.S. Broad Market Index ETF is not sponsored, endorsed, sold or promoted by Russell or RA, and Russell and RA do not make any representation regarding the advisability of investing in shares of the fund.
1 of 4

Under normal circumstances, the fund may invest up to 10% of its net assets in securities not included in the Index. The principal types of these investments include those that the investment adviser believes will help the fund track the Index, such as investments in (a) securities that are not represented in the Index but the investment adviser anticipates will be added to the Index or as necessary to reflect various corporate actions (such as mergers and spin-offs), (b) other investment companies, and (c) derivatives, principally futures contracts. The fund may use futures contracts and other derivatives primarily to seek returns on the fund’s otherwise uninvested cash assets to help it better track the Index. The fund may also invest in cash and cash equivalents, and may lend its securities to minimize the difference in performance that naturally exists between an index fund and its corresponding index.
Because it may not be possible or practicable to purchase all of the stocks in the Index, the investment adviser seeks to track the total return of the Index by using statistical sampling techniques. These techniques involve investing in a limited number of Index securities which, when taken together, are expected to perform similarly to the Index as a whole. These techniques are based on a variety of factors, including performance attributes, tax considerations, capitalization, dividend yield, price/earnings ratio, industry factors, risk factors and other characteristics. The fund generally expects that its portfolio will hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the fund’s investment objective. The fund generally expects that its industry weightings, dividend yield and price/earnings ratio will be similar to those of the Index.
The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry, group of industries or sector to approximately the same extent that the Index is so concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
The investment adviser seeks to achieve, over time, a correlation between the fund’s performance and that of the Index, before fees and expenses, of 95% or better. However, there can be no guarantee that the fund will achieve a high degree of correlation with the Index. A number of factors may affect the fund’s ability to achieve a high correlation with the Index, including the number of Index securities held by the fund as part of the sampling technique. The correlation between the performance of the fund and the Index may also diverge due to transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the fund’s portfolio and the Index resulting from legal restrictions (such as diversification requirements) that apply to the fund but not to the Index.
Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund's principal risks include:
Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.
Investment Style Risk. The fund is not actively managed. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Large-Cap and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s large- and mid-cap holdings could reduce performance.
Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and their prices may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The fund's use of derivatives could reduce the fund's performance, increase the fund's volatility, and could cause the fund to lose more than the initial amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.
Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell a security at an advantageous time or price.
Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular
2 of 4

market, industry, group of industries, sector or asset class, the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.
Market Trading Risk. Although fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for fund shares will develop or be maintained. If an active market is not maintained, investors may find it difficult to buy or sell fund shares.
Shares of the Fund May Trade at Prices Other Than NAV. Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of the fund will approximate the fund’s net asset value (NAV), there may be times when the market price and the NAV vary significantly. You may pay more than NAV when you buy shares of the fund in the secondary market, and you may receive less than NAV when you sell those shares in the secondary market. The market price of fund shares may deviate, sometimes significantly, from NAV during periods of market volatility.
An investment in the fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.
Performance
The bar chart below shows how the fund’s investment results for the prior calendar year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.csimfunds.com/SchwabETFs_Prospectus.
Annual total returns (%) as of 12/31
Best Quarter: 4.86% Q2 2014
Worst Quarter: (0.26%) Q3 2014
Year-to-date performance (before taxes) as of 3/31/15: 0.32%
Average annual total returns (%) as of 12/31/14
	1 Year	Since Inception (8/15/2013)
Before Taxes	11.93%	16.41%
After Taxes on Distributions	11.48%	15.97%
After Taxes on Distributions and Sale of Shares	7.10%	12.56%
Comparative Index (reflects no deduction for expenses or taxes)
Russell Fundamental U.S. Index	12.29%	16.82%
The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged account.
Investment adviser
Charles Schwab Investment Management, Inc.
Portfolio managers
Agnes Hong, CFA, Vice President and Head of Passive Equity Products, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Chuck Craig, CFA, Managing Director and Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2013.
Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2013.
Purchase and sale of fund shares
The fund issues and redeems shares at its NAV only in large blocks of shares, typically 50,000 shares or more (Creation Units). These transactions are usually in exchange for a basket of securities included in the index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the fund are not redeemable securities.
Individual shares of the fund trade on national securities exchanges and elsewhere during the trading day and can only be bought and sold at market prices throughout the trading day through a broker-dealer. Because fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).
Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.
3 of 4

Schwab Fundamental U.S. Broad Market Index ETF; Ticker Symbol:    FNDB
REG75705-06        00159856
4 of 4